Investment Community Presentation December 2004

The Bear Facts Bearemy(r), our huggable mascot Page 3 The following presentation contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from the results discussed in the forward-looking statements. These risks and uncertainties include, without limitation, expected net retail sales per gross square foot in 2004, planned comparable store sales growth in 2005, and those detailed under the caption "Risk Factors" in our final prospectus dated October 28, 2004 relating to our initial public offering, as filed with the Securities and Exchange Commission, and the following: (1) we may be unable to maintain our current comparable store sales growth; (2) our marketing initiatives may not be effective in generating sufficient levels of brand awareness and guest traffic; (3) we may be unable open new stores to effectively manage our growth; (4) we may be unable to effectively manage our international franchises or laws relating to those franchises may change; (5) we may be unable to generate interest in and demand for our interactive retail experience, or to identify and respond to consumer preferences in a timely fashion; (6) customer traffic may decrease in the shopping malls where we are located, on which we depend to attract guests to our stores; (7) general economic conditions may deteriorate, which could lead to reduced consumer demand for our products; (8) our market share could be adversely affected by a significant number of competitors; (9) we may lose key personnel, be unable to hire qualified additional personnel, or experience turnover of our management team; (10) the ability of our principal vendors to deliver merchandise may be disrupted; (11) the availability and costs of our products could be adversely affected by risks associated with international manufacturing and trade; (12) third parties that manage our warehousing and distribution functions may perform poorly; (13) we may fail to renew, register or otherwise protect our trademarks or other intellectual property; (14) we may have disputes with, or be sued by, third parties for infringement or misappropriation of their proprietary rights; (15) we may be unable to renew or replace our store leases, or enter into leases for new stores on favorable terms, or may violate the terms of our current leases; (16) we may experience failures in our communications or information systems; (17) terrorism or the uncertainty of future terrorist attacks or war could reduce consumer confidence and mall traffic; (18) we may become subject to challenges relating to overtime pay or other regulations relating to our employees; (19) we may suffer negative publicity or be sued due to violations of labor laws or unethical practices by manufacturers of our merchandise, and (20) we may improperly obtain or be unable to protect information from our guests in violation of privacy or security laws or expectations. These risks, uncertainties and other factors may adversely affect our business, growth, financial condition or profitability, or subject us to potential liability, and cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change. Build-A-Bear Workshop(r), Bearemy(r), Where Best Friends are Made(r) [any others you mention prominently] and other trademarks, services marks, and trade names used in our business are owned by Build-A-Bear Workshop Inc. and/or its affiliated companies. This document also refers to certain trademarks and trade names of our licensors and third parties, which other trademarks and trade names are the property of their respective owners.

A Unique Animal-Making Process Dress Me Dress animal selecting from 350 clothing items and accessories Fluff Me Air-wash and fluff the animal Stitch Me Bear BuilderSM associate stitches animal and places bar code inside Stuff Me Select the amount of stuffing Make a "beary special wish" Add a heart Take Me Home Recite the Bear Promise Receive a Cub Condo(r) case Hear Me Create a personalized message or select a pre-recorded sound Choose Me 30-35 Varieties of Animals Page 5 Name Me Create a birth certificate for the new friend

Company Overview First store opened in 1997 in St. Louis, MO An immediate success with sales per square foot double the mall average for specialty stores. Global leader in interactive retail 170 stores in the US and Canada 13 stores in 5 international countries Already one of the top 20 largest toy retailers in the US* More than a toy store - building a powerful entertainment brand Page 7 * 2003 Playthings Magazine survey based on 2002 sales.

Investment Highlights Unique interactive retail-entertainment brand Creative merchandise AND a "hands-on" shopping experience Loyal customer base with broad appeal Highly productive and profitable store economic model Numerous growth opportunities Experienced and talented management team Page 9

A Unique Retail-Entertainment Experience Conventional Retail Merchandise driven - sell the brand, item, or price Traditional display techniques Appeals to a particular demographic Sales driven through markdowns and promotion Build-A-Bear Workshop Sells the brand experience Highly interactive theme park techniques Appeals to a broad demographic Marketing builds the brand and drives sales VS Page 11

Creative and Innovative Merchandise Offer a well-coordinated fashion merchandise selection of less than 450 SKUs per store Talented in-house product development team Tracks cultural and fashion trends Disciplined test and reorder methodology Cub Advisory Board regularly gives input on new products Relationships with strategic brands Limited Edition animals encourage collectibility The Latest Trends and Partnerships with Powerful Brands Fashion Sports Entertainment Page 13

Great Experience = Loyal Guests Powerful brand experience Average store visit is approximately 45 minutes Sold over 22 million stuffed animals since our founding in Oct. 1997 through Sept. 2004 Guests return again and again In 2003, over 43% of animals registered were for a returning Guest or household In 2003, over 30% of all transactions were for clothing and accessories for a previously purchased stuffed animal Guests are connected to the brand Over 7,500 letters and e-mails from customers every month During the first half of 2004, 76% of Guests surveyed indicated that "nothing" could be done to improve their store experience Page 15

Our people are the experience! Store Execution Hire the right people Highly selective hiring process(1) Comprehensive training Low turnover rates compared to industry average(2) Bonuses paid on sales AND Guest satisfaction Page 17 In fiscal 2003, we hired less than 2.5% of applicants for store manager positions. Based on 2003 industry data.

Destination Location with Broad Appeal Families with children (primarily age 3 to 12) Grandparents, aunts and uncles shopping for kids Teen girls who bring along boyfriends Child-centric organizations Approximately 80% of returning Guests plan their visit to our store in advance* Hosted nearly 1 million children at over 90,000 in-store parties in 2003 90%** of Guests rated their overall experience the highest or second highest rating Page 19 *Based on responses to our surveys in 2003. **Based on responses to our surveys during the first half of fiscal 2004.

Marketing Builds the Brand and Drives Sales Direct Mail and E-mail Tourist Locations www.buildabear.com Parties & Store Events Partners Mobile Marketing Public Relations including Macy's T'giving Day Parade Page 21

Marketing drives Comp Store Sales Growth Word-of-Mouth, Direct Mail, PR Comp Stores -17% 2003 Pre-test Nov 2003 Multimedia Test Comp Store +7% (stores in test markets only) YTD Q3 2004 National Roll Out Comp Stores +16% Shifted strategy from retention to Guest acquisition Tested television advertising in 2003 after reaching critical store mass National roll-out has led to significant top-line and bottom-line results Comp increases each month since national marketing campaign roll out in February 2004 Balanced quarterly business allows us to benefit from year round advertising Page 23

Highly Profitable Entertainment Brand High-Traffic Tourist Locations All Merchandise Features Build-A-Bear Workshop logo Innovative Website Third Party Licensed Products in Selected Retail Stores Creative Merchandise Great Execution Powerful Marketing Interactive Experience Loyal Customers Broad Demographic Appeal Strategic Partnerships Page 25

Superior Store Economic Model Substantially all stores are profitable in the first 12 months of operation In 2003, average store revenues for stores opened for the entire year were $1.6 million; net retail sales per gross square foot* expected to approximate $600 in 2004 Store selling, general and administrative expense includes marketing and advertising expense of approximately 8% of total revenues and store payroll of 14% - 15% of total revenues For stores opened in 2003, investment per store averaged $485,000 - including cost of leasehold improvements (net of tenant allowances), fixtures and equipment, inventory (net of trade payables), and pre-opening expenses. Investment per store has decreased 19% from the average investment in stores opened in 2002 Page 27 *Net retail sales per gross square foot represents net retail sales from stores open throughout the entire period divided by the total gross square footage of such stores

Numerous Growth Opportunities Grow International Franchises Multi-Dimensional Growth Strategy Expand Non- Mall locations Licensed Product Growth New Experiential Retail Concepts Grow North American Store Base Potential of Current Business Model Grow International Franchises Grow North American Store Base Page 29

Grow North American Store Base Opened 21 stores in 2004; 14 in new markets, 7 in existing markets Plan to open 25 to 30 stores in 2005 and flagship NY store in Summer, 2005 Plan for comparable stores sales* growth of 3% in 2005 Expansion plans include both new and existing markets Flexible store model works in a variety of locations and geographies New site criteria based on forecasting model and demographic variables Estimated market potential of approx. 350 Build-A-Bear Workshop stores Number of Stores - U.S. and Canada Page 31 *Stores are considered comparable beginning in their thirteenth full month of operations. Comparable store sales percentage changes are based on net retail sales and comparable stores, which exclude the webstore and seasonal and event-based locations.

Grow International Franchises Currently have 8 master franchise agreements As of 12/22/04, 13 stores Plan to open 15-20 stores in 2005 Estimated potential of approx. 350 stores Strict control of franchisee format and operations Goal is to have well-capitalized franchisees with retail and/or real estate expertise Build-A-Bear Workshop Meadowhall Centre, UK Page 33

Grow Non-Traditional Locations Capitalize on high traffic locations with a captive audience Existing and potential non-mall locations include: Sports venues Theme parks Experience from existing tourist locations Brand introduction to new customers Drives sales to mall-based stores Citizens Bank Park, home of the Philadelphia Phillies Opened 2004 for all home games 380 sq ft store Highly profitable Currently in discussions with other ball parks for similar format Page 35

Introduce New Interactive Concepts Leverage existing core competencies The US doll industry is larger than plush Friends 2B MadeTM product was launched in 16 Build-A-Bear Workshop stores in 2003 and expanded to over 60 Build-A- Bear Workshop locations in 2004. Opened two free-standing stores in November 2004 Columbus, OH and Pittsburgh, PA Page 37

Opened in November 2004 Page 39

Licensed Product Growth Licensed products will: Expand brand awareness Increase customer reach Agreements with leading manufacturers to use our brand to develop products for retailers including: Toys from Hasbro Scrapbooking products from Creative Imaginations Books from HarperCollins Bedding and room decor from Springs Greeting cards and calendars from American Greetings Kids' shoes from Elan-Polo Page 41

Established Centralized Infrastructure Infrastructure is in Place to Support Growth Site Selection Model Back Office Systems Operational Systems Real Estate and Construction Partnerships Store Support Systems Guest Database Employee Training and Development Page 43

Management Team is Highly Experienced Name Title Prior Experience Years of Experience Maxine Clark Founder, Chairman, and Chief Executive Bear Payless ShoeSource, Venture Stores, Inc., May Department Stores Co. 32 Barry Erdos President and Chief Operating Officer Bear Ann Taylor Stores, Corp., J. Crew Group, Inc., Limited Brands, Inc. 33 Tina Klocke Chief Financial Bear, Secretary and Treasurer Clayton Corporation, Love Real Estate, Ernst & Young, LLP 22 John Burtelow Chief Banker Bear Edison Brothers Stores, Inc., Ames Department Stores, Venture Stores, Inc., May Department Stores Co. 33 Teresa Kroll Chief Marketing Bear The Wiz, Montgomery Ward Holding, Venture Stores, Inc. 24 Scott Seay Chief Workshop Bear Kinko's, Inc., CompUSA, Inc., Home Depot, Inc. 21 Page 45

Revenues Net Income Impressive Historical Financial Performance ($ in millions) ($ in millions) 42% CAGR +44% 105% CAGR Net Sales per Gross Sq. Ft. $634 $582 $502 +411% Fiscal 2003 includes 53 weeks. 39 weeks ended 9/27/03 39 weeks ended 10/2/04 39 weeks ended 9/27/03 39 weeks ended 10/2/04 Page 47

9/27/03 10/2/04 $ Change Total Revenue $140.5 $202.2 $61.7 Comp Store Sales (17.4)% 15.5% Gross Margin1 $61.0 $96.6 $35.6% 43.4% 47.9% Income before Income Taxes $4.6 $22.4 $17.8% 3.3% 11.1% Net Income $2.7 $13.8 $11.1% 1.9% 6.8% Number of Stores 143 164 Strong Year-to-Date Performance 39 weeks ended ($ in millions) Page 49 1 Gross margin represents net retail sales less cost of merchandise sold. Gross margin percentage represents gross margin divided by net retail sales.

Well Capitalized for Growth $41 million in cash (pro forma for IPO) No debt ($ in millions) ACTUAL 10/2/04 PRO FORMA For IPO1 Cash $15.7 $41.4 Debt 0.0 0.0 Redeemable Preferred Stock 39.1 0.0 Stockholder's Equity 24.6 89.4 Total Capitalization $63.7 $89.4 1Reflects the automatic conversion of all of the Company's outstanding shares of preferred stock as of October 2, 2004 upon completion of the Company's initial public offering, the effect of the recognition of unearned compensation upon the acceleration of the vesting of outstanding stock options and the issuance and sale of 1,500,000 shares of common stock at an initial offering price to the public of $20.00 per share, less underwriting discounts and commissions and estimated offering expenses, for total estimated net proceeds of $25.7 million. Page 51

Strong Operating Cash Flow Strong cash flow from operations Impressive cash flow, despite growth in new stores ($ in millions) Fiscal Year Ended Fiscal Year Ended Fiscal Year Ended 39 Weeks Ended 39 Weeks Ended 2001 2002 2003 9/27/03 10/2/04 Net Income $1.9 $5.9 $8.0 $2.7 $13.8 Depreciation and Amortization 4.6 7.8 11.1 7.7 9.1 Changes in Current Assets/Liabilities 6.7 3.4 4.0 (6.9) (8.3) Other 1.3 1.6 2.1 2.0 0.3 Cash Flow from Operations 14.5 18.7 25.2 5.5 14.9 Capital Expenditures (21.6) (18.7) (18.4) (15.3) (8.8) Purchases of Other Assets & Minority Interest in Subs (1.7) (1.6) (2.1) (2.0) (1.0) Cash Used in Investing Activities (23.3) (20.3) (20.5) (17.3) (9.8) Cash Used in Financing Activities 19.3 (0.1) - - (10.0) Net (decrease) in Cash and Cash Equivalents 10.5 (1.7) 4.7 (11.8) (4.9) Page 53

Investment Highlights Unique interactive retail-entertainment brand Creative merchandise AND a "hands-on" shopping experience Loyal customer base with broad appeal Highly productive and profitable store economic model Numerous growth opportunities Experienced and talented management team Page 55

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